SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

F O R M  8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 2, 2006

NORTH BAY BANCORP
(Exact name of registrant as specified in its charter)

California	0-31080	68-0434802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Airport Road, Suite 101, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (707) 257-8585

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

 Item 2.02.

Results of Operations and Financial Condition

Earnings Release.  On November 2, 2006,  North Bay Bancorp issued a press release announcing its earnings for the nine months and quarter ended September 30, 2006. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.       Financial Statements and Exhibits.

(c)

Exhibits.

99.1  Press release announcing earnings for the nine months and quarter ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006

NORTH BAY BANCORP

     /s/ Terry L. Robinson

Terry L. Robinson,   President and Chief

Executive Officer (Principal Executive Officer)

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